UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - MARCH 6, 2026

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 6, 2026, Honeywell International Inc., a Delaware corporation (“Honeywell”), announced the matters discussed below, which generally relate to efforts to optimize Honeywell’s capital and financing structure in anticipation of the consummation of the previously announced plan to spin-off (the “Spin-Off”) Honeywell Aerospace Inc., a Delaware corporation (“Aerospace”), from Honeywell and to certain other financing matters related to the Spin-Off.

Item 1.01 Entry into a Material Definitive Agreement

On March 6, 2026, Honeywell entered into the 364-Day Credit Agreement and the Five-Year Credit Agreement, each as defined and described below under Item 8.01 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On March 6, 2026, Honeywell terminated the commitments under (i) its $3.0 billion 364-day credit agreement, dated as of March 17, 2025, among Honeywell, the lenders party thereto and Bank of America, as administrative agent, and (ii) its $4.0 billion five-year credit agreement, dated as of March 18, 2024, among Honeywell, the lenders party thereto and Bank of America, as administrative agent.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 8.01 below regarding the 364-Day Credit Agreement and the Five-Year Credit Agreement is incorporated herein by reference.

Item 8.01 Other Events

Honeywell Aerospace Notes Offering

On March 6, 2026, Honeywell issued a press release announcing Aerospace’s commencement of a private offering of up to $16.0 billion aggregate principal amount of senior notes (the “Notes” and such offering the “Notes Offering”). Aerospace intends to use the net proceeds from the offering of certain of the Notes (the “New Money Notes”) to make a cash distribution to Honeywell on or prior to the Spin-Off and to pay fees and expenses in connection with the Spin-Off, the Aero Credit Facilities and the Notes Offering and/or for general corporate purposes. Other Notes (the “Exchange Notes”) will initially be issued by Aerospace to Honeywell and are expected to be transferred and delivered by Honeywell to BofA Securities, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, which named entities will act as selling noteholders in the Notes Offering, in satisfaction of certain debt obligations under the 2026 Term Loan Credit Agreement, as defined and more fully described below. Aerospace will not receive any cash proceeds from the offering of the Exchange Notes.

The Notes will be senior unsecured obligations of Aerospace and guaranteed on a senior unsecured basis by Honeywell until the Spin-Off is completed. Upon consummation of the Spin-Off, Honeywell will be automatically and unconditionally released from all obligations under its guarantees without any action required on the part of the trustee for the Notes, any holder of Notes, the selling noteholders or the initial purchasers in the Notes Offering. The closing of the Notes Offering is not contingent on the completion of the Spin-Off or the proposed Tender Offers or the Honeywell Debt Redemptions, each as defined and described below.

Honeywell intends to use the funds distributed to it by Aerospace from the proceeds of the Notes Offering, along with amounts borrowed under the 2026 Term Loan Credit Agreement and cash on hand, to fund the Tender Offers, the Honeywell Debt Redemptions and other debt retirements and intends to use cash on hand to pay related transaction fees, including applicable premiums, discounts and expenses. The closing of the Notes Offering is not contingent on the satisfaction of the obligations under the 2026 Term Loan Credit Agreement, the Tender Offers or the Honeywell Debt Redemptions.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of Honeywell’s press release dated March 6, 2026 related to the Notes Offering.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the Notes and related guarantees will be made only by means of a private offering memorandum.

Honeywell Debt Tender Offers and Honeywell Debt Redemptions

On March 6, 2026, Honeywell issued a press release announcing the commencement of cash tender offers to purchase certain of its existing debt securities for up to a maximum aggregate purchase price to be paid of up to $3.75 billion and €1.25 billion, exclusive of accrued and unpaid interest, in respect of certain U.S. dollar and euro denominated debt securities, respectively (collectively, the “Tender Offers” and each a “Tender Offer”). The Tender Offers are subject to the terms and conditions described in Honeywell’s Offer to Purchase dated March 6, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), which sets forth a detailed description of the Tender Offers, including the Financing Condition (as defined in the Offer to Purchase).

In addition, on March 6, 2026, Honeywell announced that (i) it had issued a conditional notice of full redemption to redeem all €650,000,000 in outstanding principal amount of its 3.500% Senior Notes Due 2027 (the “3.500% Notes”), all $1,150,000,000 in outstanding principal amount of its 4.650% Senior Notes due 2027 (the “4.650% Notes”), all $500,000,000 in outstanding principal amount of its 4.950% Senior Notes Due 2028 (the “4.950% Notes”), all $750,000,000 in outstanding principal amount of its 4.250% Senior Notes Due 2029 (the “4.250% Notes”), all $500,000,000 in outstanding principal amount of its 4.875% Senior Notes Due 2029 (the “4.875% Notes”) and all $1,000,000,000 in outstanding principal amount of its 4.700% Senior Notes Due 2030 (the “4.700% Notes,” and, together with the 3.500% Notes, the 4.650% Notes, the 4.950% Notes, the 4.250% Notes and the 4.875% Notes, collectively, the “Honeywell Conditional Redemption Notes”) and (ii) promptly following the anticipated pricing of the Notes Offering it expects to issue a notice of full redemption to redeem all €750,000,000 in outstanding principal amount of its 2.250% Senior Notes Due 2028 (the “2.250% Notes” and, together with the Honeywell Conditional Redemption Notes, the “Honeywell Redemption Notes”). The redemption of the Honeywell Conditional Redemption Notes is herein called the “Honeywell Conditional Debt Redemptions,” and the redemption of the Honeywell Redemption Notes is herein called the “Honeywell Debt Redemptions.”

The redemption date for the Honeywell Conditional Redemption Notes other than the 3.500% Notes will be March 16, 2026 and the redemption date for the 3.500% Notes will be April 10, 2026 and, if Honeywell issues a notice of redemption to redeem the 2.250% Notes, the redemption date for such 2.250% Notes is expected to be 30 days after such notice is issued (each such redemption date with respect to each series of Honeywell Redemption Notes, the “Redemption Date”).

The Honeywell Redemption Notes will be redeemed at a redemption price that includes an applicable “make-whole” premium for each series of Honeywell Redemption Notes, plus any interest accrued and unpaid to the applicable Redemption Date.

The total aggregate principal amount of Honeywell Redemption Notes called for redemption in the Honeywell Debt Redemptions is expected to be $3.9 billion (with respect to the Honeywell Redemption Notes denominated in U.S. dollars) and €1.4 billion (with respect to the Honeywell Redemption Notes denominated in Euros) assuming no such notes are validly tendered and accepted for purchase in the applicable Tender Offer. Up to €650,000,000 of the 3.500% Notes and €750,000,000 of the 2.250% Notes are also included in the Euro Tender Offer. To the extent such notes are validly tendered and accepted for purchase in the Euro Tender Offer, they will not be included in the Honeywell Debt Redemptions.

The Tender Offers and the Honeywell Conditional Debt Redemptions are subject to a number of conditions (including the Financing Condition that Honeywell receives cash proceeds and Exchange Notes from the Notes Offering in amounts sufficient to fund payments due under the Tender Offers and to satisfy the obligations under the 2026 Term Loan Credit Agreement) that may be waived or changed.

Attached as Exhibit 99.2, and incorporated by reference herein, is a copy of Honeywell’s press release dated March 6, 2026 related to the Tender Offers.

This Current Report on Form 8-K does not constitute an offer to purchase any Honeywell debt securities in the Tender Offers, which may only be made pursuant to the Offer to Purchase, or a notice of redemption of the Honeywell Redemption Notes. The Honeywell Debt Redemptions are being made or will be made solely pursuant to separately issued notices of redemption delivered pursuant to the indenture governing the Honeywell Redemption Notes. The statement of expectation relating to the redemption of the 2.250% Notes does not constitute an obligation to issue a notice of redemption, and the decision to issue any such notice of redemption and the selection of any particular redemption date is in Honeywell’s discretion.

Honeywell 2026 Term Loan Credit Agreement

On March 2, 2026, Honeywell entered into a Term Loan Credit Agreement (the “2026 Term Loan Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent, Goldman Sachs Bank USA (“Goldman Sachs”) and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as joint lead arrangers. The 2026 Term Loan Credit Agreement provides for term loans in an aggregate principal amount of $6.0 billion, available in U.S. dollars in a single draw. Amounts borrowed under the 2026 Term Loan Credit Agreement are required to be repaid no later than March 31, 2026. Term loans under the 2026 Term Loan Credit Agreement bear interest at a rate of either (x) term SOFR plus an applicable margin that varies from 0.875% to 1.125% per annum based on Honeywell’s public debt rating for its long-term senior unsecured debt or (y) a base rate, plus an applicable margin 100 basis points less than the applicable margin for term SOFR advances (but not less than zero). The obligations under the 2026 Term Loan Credit Agreement are senior unsecured obligations of Honeywell. The 2026 Term Loan Credit Agreement does not restrict Honeywell’s ability to pay dividends, nor does it contain financial covenants. The 2026 Term Loan Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for investment grade borrowers and financings of this type. Honeywell expects to enter into an exchange agreement with the lenders to exchange the Exchange Notes in satisfaction in whole or in part of amounts drawn under the 2026 Term Loan Credit Agreement. See “Honeywell Aerospace Notes Offering” above for further information on the expected full or partial satisfaction of the loans outstanding under the 2026 Term Loan Credit Agreement.

Honeywell 364-Day Credit Agreement

On March 6, 2026, Honeywell entered into a 364-Day Credit Agreement (the “364-Day Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Bank of America, as administrative agent, Goldman Sachs and Morgan Stanley, as syndication agents, and the documentation agents named therein.

The 364-Day Credit Agreement provides for revolving credit commitments in an aggregate principal amount of $3.0 billion and is maintained for general corporate purposes. Upon consummation of the Spin-Off, the aggregate revolving credit commitments under the 364-Day Credit Agreement will be automatically reduced to $2.0 billion.

Revolving credit commitments are available in U.S. dollars, euros and other currencies agreed by all lenders. Amounts borrowed under the 364-Day Credit Agreement are required to be repaid no later than March 5, 2027, unless (i) Honeywell elects to convert all then outstanding amounts into a term loan, upon which such amounts shall be repaid in full on March 5, 2028 or (ii) the 364-Day Credit Agreement is terminated earlier pursuant to its terms. U.S. dollar advances under the 364-Day Credit Agreement bear interest at a rate of either (x) term SOFR plus an applicable margin that varies from 0.50% to 1.125% per annum based on Honeywell’s public debt rating for its long-term senior unsecured debt or (y) a base rate, plus an applicable margin 100 basis points less than the applicable margin for term SOFR advances (but not less than zero). Advances in alternative currencies will bear interest at rates based on the applicable benchmark rate for such currency, plus the margin applicable to term SOFR advances. Honeywell is also required to pay a commitment fee on unused commitments at a rate per annum also determined by reference to such public debt rating.

The obligations under the 364-Day Credit Agreement are senior unsecured obligations of Honeywell. The 364-Day Credit Agreement does not restrict Honeywell’s ability to pay dividends, nor does it contain financial covenants. The 364-Day Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for investment grade borrowers and financings of this type.

The foregoing description of the 364-Day Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the 364-Day Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Honeywell Five-Year Credit Agreement

On March 6, 2026, Honeywell entered into a Five-Year Credit Agreement (the “Five-Year Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Bank of America, as administrative agent, Bank of America, as swing line agent, Goldman Sachs and Morgan Stanley, as syndication agents, and the documentation agents named therein.

The Five-Year Credit Agreement provides for revolving credit commitments in an aggregate principal amount of $4.0 billion and is maintained for general corporate purposes. Upon consummation of the Spin-Off, the aggregate revolving credit commitments under the Five-Year Credit Agreement will be automatically reduced to $3.0 billion. Commitments under the Five-Year Credit Agreement can be increased pursuant to the terms of the Five-Year Credit Agreement to an aggregate amount not to exceed (i) $4.5 billion prior to the Spin-Off and (ii) $3.5 billion following the Spin-Off. Revolving credit commitments are available in U.S. dollars, euros, pounds sterling, Japanese yen, Canadian dollars and other currencies agreed by all lenders. The Five-Year Credit Agreement includes a $700 million sublimit for the issuance of multi-currency letters of credit and a $500 million sublimit for swing line advances available in U.S. dollars and euros.

Any amounts borrowed under the Five-Year Credit Agreement are required to be repaid no later than March 6, 2031, unless such date is extended pursuant to the terms of the Five-Year Credit Agreement. U.S. dollar advances under the Five-Year Credit Agreement bear interest at a rate of either (x) term SOFR plus an applicable margin that varies from 0.50% to 1.125% per annum based on Honeywell’s public debt rating for its long-term senior unsecured debt or (y) a base rate, plus an applicable margin 100 basis points less than the applicable margin for term SOFR advances (but not less than zero). Advances in alternative currencies will bear interest at rates based on the applicable benchmark rate for such currency, plus the margin applicable to term SOFR advances. Honeywell is also required to pay a commitment fee on unused commitments at a rate per annum also determined by reference to such public debt rating.

The obligations under the Five-Year Credit Agreement are senior unsecured obligations of Honeywell. The Five-Year Credit Agreement does not restrict Honeywell’s ability to pay dividends, nor does it contain financial covenants. The Five-Year Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for investment grade borrowers and financings of this type.

The foregoing description of the Five-Year Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Five-Year Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Aerospace 364-Day Credit Agreement

On March 6, 2026, Aerospace entered into a 364-Day Credit Agreement (the “Aerospace 364-Day Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Bank of America, as administrative agent, Bank of America, as swing line agent, Goldman Sachs and Morgan Stanley, as syndication agents, and the documentation agents named therein.

The Aerospace 364-Day Credit Agreement provides for revolving credit commitments in an aggregate principal amount of $1.0 billion and is maintained for general corporate purposes. Revolving credit commitments are available in U.S. dollars, euros and other currencies agreed by all lenders. Amounts borrowed under the Aerospace 364-Day Credit Agreement are required to be repaid no later than March 5, 2027, unless (i) Aerospace elects to convert all then outstanding amounts into a term loan, upon which such amounts shall be repaid in full on March 5, 2028 or (ii) the Aerospace 364-Day Credit Agreement is terminated earlier pursuant to its terms.

The revolving credit commitments under the Aerospace 364-Day Credit Agreement are available upon the consummation of the Spin-Off, subject to certain conditions customary for facilities of this type. The obligations under the Aerospace 364-Day Credit Agreement are senior unsecured obligations of Aerospace and are guaranteed on a senior unsecured basis by Honeywell until the Spin-Off is completed. Upon consummation of the Spin-Off, Honeywell will be automatically released from all obligations under its guarantees without any action required on the part of the administrative agent or the lenders thereunder.

U.S. dollar advances under the Aerospace 364-Day Credit Agreement bear interest at a rate of either (x) term SOFR plus an applicable margin that varies from 0.75% to 1.25% per annum based on Aerospace’s public debt rating for its long-term senior unsecured debt or (y) a base rate, plus an applicable margin 100 basis points less than the applicable margin for term SOFR advances (but not less than zero). Advances in alternative currencies will bear interest at rates based on the applicable benchmark rate for such currency, plus the margin applicable to term SOFR advances. Aerospace is also required to pay a commitment fee on unused commitments at a rate per annum also determined by reference to such public debt rating. In addition, Aerospace is required to pay a ticking fee on aggregate commitments from July 1, 2026 until the first date the revolving credit commitments are available to be drawn, at a rate per annum equal to the applicable percentage determined by reference to such public debt rating.

The Aerospace 364-Day Credit Agreement does not restrict Aerospace’s ability to pay dividends, nor does it contain financial covenants. The Aerospace 364-Day Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for investment grade borrowers and financings of this type. Except for certain affirmative covenants, the affirmative and negative covenants contained in the Aerospace 364-Day Credit Agreement are applicable only after revolving credit commitments are available to be drawn thereunder.

The foregoing description of the Aerospace 364-Day Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Aerospace 364-Day Credit Agreement, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Aerospace Five-Year Credit Agreement

On March 6, 2026, Aerospace entered into a Five-Year Credit Agreement (the “Aerospace Five-Year Credit Agreement” and together with the Aerospace 364-Day Credit Agreement, the “Aero Credit Facilities”) with the banks, financial institutions and other institutional lenders party thereto, Bank of America, as administrative agent, Bank of America, as swing line agent, Goldman Sachs and Morgan Stanley, as syndication agents, and the documentation agents named therein.

The Aerospace Five-Year Credit Agreement provides for revolving credit commitments in an aggregate principal amount of $3.0 billion and is maintained for general corporate purposes. Revolving credit commitments are available in U.S. dollars, euros, pounds sterling, Japanese yen, Canadian dollars and other currencies agreed by all lenders. The Aerospace Five-Year Credit Agreement includes a $500 million sublimit for the issuance of multi-currency letters of credit and a $500 million sublimit for swing line advances available in U.S. dollars.

The revolving credit commitments under the Aerospace Five-Year Credit Agreement are available upon the consummation of the Spin-Off, subject to certain conditions customary for facilities of this type. The obligations under the Aerospace Five-Year Credit Agreement are senior unsecured obligations of Aerospace and are guaranteed on a senior unsecured basis by Honeywell until the Spin-Off is completed. Upon consummation of the Spin-Off, Honeywell will be automatically released from all obligations under its guarantees without any action required on the part of the administrative agent or the lenders thereunder.

Any amounts borrowed under the Aerospace Five-Year Credit Agreement are required to be repaid no later than March 6, 2031, unless such date is extended pursuant to the terms of the Aerospace Five-Year Credit Agreement. U.S. dollar advances under the Aerospace Five-Year Credit Agreement bear interest at a rate of either (x) term SOFR plus an applicable margin that varies from 0.75% to 1.25% per annum based on Aerospace’s public debt rating for its long-term senior unsecured debt or (y) a base rate, plus an applicable margin 100 basis points less than the applicable margin for term SOFR advances (but not less than zero). Advances in alternative currencies will bear interest at rates based on the applicable benchmark rate for such currency, plus the margin applicable to term SOFR advances. Aerospace is also required to pay a commitment fee on unused commitments at a rate per annum also determined by reference to such public debt rating. In addition, Aerospace is required to pay a ticking fee on aggregate commitments from July 1, 2026 until the first date the revolving credit commitments are available to be drawn, at a rate per annum equal to the applicable percentage determined by reference to such public debt rating.

The Aerospace Five-Year Credit Agreement does not restrict Aerospace’s ability to pay dividends, nor does it contain financial covenants. The Aerospace Five-Year Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default for investment grade borrowers and financings of this type. Except for certain affirmative covenants, the affirmative and negative covenants contained in the Aerospace Five-Year Credit Agreement are applicable only after revolving credit commitments are available to be drawn thereunder.

The foregoing description of the Aerospace Five-Year Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Aerospace Five-Year Credit Agreement, a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit#	Description

10.1	364-Day Credit Agreement, dated as of March 6, 2026, among Honeywell International Inc., the banks, financial institutions and other institutional lenders parties thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as syndication agents.

10.2	Five-Year Credit Agreement, dated as of March 6, 2026, among Honeywell International Inc., the banks, financial institutions and other institutional lenders parties thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as syndication agents.

99.1	Press Release of Honeywell International Inc. related to the Notes Offering, dated as of March 6, 2026.

99.2	Press Release of Honeywell International Inc. related to the Tender Offers, dated as of March 6, 2026.

99.3	364-Day Credit Agreement, dated as of March 6, 2026, among Honeywell Aerospace Inc., the banks, financial institutions and other institutional lenders parties thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as syndication agents.

99.4	Five-Year Credit Agreement, dated as of March 6, 2026, among Honeywell Aerospace Inc., the banks, financial institutions and other institutional lenders parties thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as syndication agents.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Name: Su Ping Lu
Title: Senior Vice President, General Counsel and Corporate Secretary